UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2005
(Date of Report (Date of earliest event reported))

LONGVIEW FIBRE COMPANY
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

                                                                                                                                                     0-1370   91-0298760
                                                                                                   (Commission File Number)                                            (I.R.S. Employer Identification No.)

                                                                                         300 Fibre Way
                                                                                         Longview, Washington                                                                             98632
                                                                                             (Address of principal executive offices)                                                         (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

_________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On January 5, 2005, Longview Fibre Company issued a press release announcing its fourth fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                                            Description

99.1                                                                Press release, dated January 5, 2005, announcing fourth fiscal quarter results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         LONGVIEW FIBRE COMPANY

                                                                                                                                                                                                                 By: L. J. MCLAUGHLIN
                                                                                                                                                                                                                 Name: L. J. MCLAUGHLIN
                                                                                                                                                                                                                 Title: Senior Vice President-Finance,
                                                                                                                                                                                                                                Secretary and Treasurer

Dated: January 5, 2005

EXHIBIT INDEX

EXHIBIT
NUMBER                                                                      Exhibit Description

99.1                            Press Release issued January 5, 2005